
Pro forma Unaudited Combined Condensed Balance Sheets
As of September 30, 1999
(Dollars in thousands, except per share data)


                                         Hudson     Southern     Pro forma     Pro forma                   Pro forma    Pro forma
                                         United      Jersey     Adjustments     Combined     JeffBanks    Adjustments    Combined
                                       ---------------------------------------------------------------------------------------------
                                                                          >                                                 >
Assets
Cash and due from banks                 $  231,887    $ 20,261         $    -   $  252,148    $   44,814           $ -   $  296,962
Federal funds sold and other investments    66,556      42,250                     108,806        33,500                    142,306
Total Cash and Equivalents                 298,443      62,511              -      360,954        78,314             -      439,268
                                       ---------------------------------------------------------------------------------------------
Securities                               3,127,879     111,349           (657)   3,238,571       295,425             -    3,533,996
Loans                                    3,533,896     227,343              -    3,238,571     1,404,699             -    4,643,270
Less: Allowance for loan losses            (54,788)     (7,950)                    (62,738)      (11,077)                   (73,815)
                                       ---------------------------------------------------------------------------------------------
Total Loans                              3,479,108     219,393              -    3,698,501     1,393,622             -    5,092,123
                                       ---------------------------------------------------------------------------------------------
Intangibles, net of amortization           102,702           -                     102,702         4,883                    107,585
Other assets                               232,225      32,362              -      264,587        64,321             -      328,908
                                       ---------------------------------------------------------------------------------------------
Total Assets                            $7,240,357    $425,615         $ (657)  $7,665,315    $1,836,565           $ -   $9,501,880
                                       =============================================================================================

Liabilities & Stockholders' Equity
Interest bearing deposits               $3,928,280    $332,026         $    -   $4,260,306    $1,136,384           $ -   $5,396,690
Non-interest bearing deposits              900,444      62,933                     963,377       238,626                  1,202,003
                                       ---------------------------------------------------------------------------------------------
Total Deposits                           4,828,724     394,959              -    5,223,683     1,375,010             -    6,598,693
                                       ---------------------------------------------------------------------------------------------
Borrowings                               1,772,110           -                   1,772,110       252,964                  2,025,074
Other liabilities                           34,510       3,585                      38,095        17,540                     55,635
                                       ---------------------------------------------------------------------------------------------
                                         6,635,344     398,544              -    7,033,888     1,645,514             -    8,679,402
                                       ---------------------------------------------------------------------------------------------
Subordinated debt                          100,000           -                     100,000        31,920                    131,920
Capital trust securities                   100,000           -                     100,000        25,300                    125,300
                                       ---------------------------------------------------------------------------------------------
Total Liabilities                        6,835,344     398,544              -    7,233,888     1,702,734             -    8,936,622
                                       ---------------------------------------------------------------------------------------------
Stockholders' Equity:
Common stock                                72,242       2,184            796       75,222        10,689         7,908       93,819
Additional paid in capital                 259,904       3,259         (1,453)     261,710        99,636                   (353,438
Retained earnings                          160,389      28,361                     188,750        29,531                    218,281
Treasury stock                             (59,662)     (3,824)                    (63,486)            -                    (63,486)
Employee stock awards & ESOP shares         (3,102)          -                      (3,102)            -                     (3,102)
Accumulated other comprehensive loss       (24,758)     (2,909)             -      (27,667)       (6,025)            -      (33,692)
                                       ---------------------------------------------------------------------------------------------
Total Stockholders' Equity                 405,013      27,071           (657)     431,427       133,831             -      565,258
                                       ---------------------------------------------------------------------------------------------
Total Liabilities & Stockholders'
Equtiy                                  $7,240,357    $425,615         $ (657)  $7,665,315    $1,836,565          $  -   $9,501,880
                                       =============================================================================================

Common shares outstanding                   40,017       1,130                      41,463        10,689                     51,923
(in thousands)

Book value per common share             $    10.12    $  23.95                  $    10.41    $    12.52                 $    10.89

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

Pro forma Unaudited Combined Condensed
Statements of Income
For the Nine Months Ended September 30, 1999
(Dollars in thousands, except per share data)


                                                Hudson      Southern     Pro forma                     Pro forma
                                                United       Jersey       Combined      JeffBanks       Combined
                                             -----------------------------------------------------------------------
Interest on loans                               $ 217,548      $ 14,069    $ 231,617        $ 81,499      $ 313,116
Interest on securities                            137,187         5,058      142,245          13,984        156,229
Other interest income                               1,204         2,484        3,688             887          4,575
                                             -----------------------------------------------------------------------
Total Interest Income                             355,939        21,611      377,550          96,370        473,920

Interest on deposits                               95,811        12,151      107,962          35,753        143,715
Interest on borrowings                             62,683             -       62,683          11,865         74,548
                                             -----------------------------------------------------------------------
Total Interest Expense                            158,494        12,151      170,645          47,618        218,263
Net Interest Income before
     Provision for Loan Losses                    197,445         9,460      206,905          48,752        255,657
Provision for Loan Losses                           8,300         1,400        9,700           4,590         14,290
                                             -----------------------------------------------------------------------
Net Interest Income after
     Provision for Loan Losses                    189,145         8,060      197,205          44,162        241,367

Noninterest income                                 54,216         3,087       57,303          11,521         68,824
Noninterest expense                               125,680        12,335      138,015          40,033        178,048
                                             -----------------------------------------------------------------------

Income (loss) before income taxes                 117,681        (1,188)     116,493          15,650        132,143
Income tax provision                               41,945             -       41,945           3,309         45,254
                                             -----------------------------------------------------------------------
NET INCOME (LOSS)                               $  75,736      $ (1,188)   $ 158,438        $ 12,341      $  86,889
                                             =======================================================================

Income (loss) per share:
 Basic                                          $    1.86      $  (1.05)   $    3.76        $   1.17      $    1.66
 Diluted                                        $    1.84      $  (1.04)   $    3.71        $   1.11      $    1.62

Weighted Average Common Shares:
(in thousands)
Basic                                              40,710         1,128       42,153          10,568         52,493
Diluted                                            41,239         1,143       42,702          11,071         53,534

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